UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2013

Bassline Productions, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices) (Zip Code)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(714) 907-1241
(Registrant’s telephone number, including area code)

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Copies to:

Harold P.Gewerter, Esq.

Harold P. Gewerter, Esq. Ltd.

5536 S. Ft. Apache #102

Las Vegas, NV 89148

(702) 382-1714

harold@gewerterlaw.com

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2013, Bassline Productions, Inc. (“Bassline”) entered into an exchange agreement to purchase 100% of the outstanding shares of Matchtrade, Inc.(“Matchtrade”) in exchange for 30,000 common shares of Bassline stock. A material condition of the acquisition, production of audited financial statements, has not been provided by Matchtrade therefore the closing of the Acquisition has been postponed until July 1, 2013 in accordance with its terms. No stock has been issued associated with the Acquisitio. No postponement penalties have been incurred by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013

Bassline Productions, Inc.

By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer